UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER

PURSUANT TO RULE 13a-16 OR 15d-16 UNDER THE

SECURITIES EXCHANGE ACT OF 1934

For the month of October 2009

Commission File Number: 0-29350

INTELLIPHARMACEUTICS INTERNATIONAL INC.
(Translation of registrant’s name into English)

30 WORCESTER ROAD TORONTO, ONTARIO M9W 5X2
(Address of principal executive offices)
Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

Form 20-F ☒	Form 40-F ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1). ☐

Note: Regulation S-T Rule 101(b)(1) only permits the submission in paper of a Form 6-K if submitted solely to provide an attached annual report to security holders.

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7): ☐

Note: Regulation S-T Rule 101(b)(7) only permits the submission in paper of a Form 6-K if submitted to furnish a report or other document that the registrant foreign private issuer must furnish and make public under the laws of the jurisdiction in which the registrant is incorporated, domiciled or legally organized (the registrant's "home country"), or under the rules of the home country exchange on which the registrant's securities are traded, as long as the report or other document is not a press release, is not required to be and has not been distributed to the registrant's security holders, and, if discussing a material event, has already been the subject of a Form 6-K submission or other Commission filing on EDGAR.

Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

Yes ☐	No ☒

If “Yes” is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-                      .

On October 22, 2009, Vasogen Inc. (“Vasogen”), IntelliPharmaCeutics Ltd. (“IPC US”) and certain affiliates of Vasogen and IPC US completed a court-approved plan of arrangement and merger, which resulted in an amalgamated corporation, IntelliPharmaCeutics International Inc. (“New IPC”).  The arrangement and merger were effected pursuant to Section 192 of the Canada Business Corporations Act (the “Arrangement”). Upon the completion of the Arrangement, each former Vasogen shareholder received 0.065963061 common shares of New IPC for each share exchanged by them in the Arrangement.

Upon effectiveness of the Arrangement, pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New IPC elects to become the successor issuer to Vasogen for reporting purposes under the Exchange Act and elects to report under the Exchange Act effective October 22, 2009. New IPC has assumed certain registration statements filed by Vasogen prior to the Arrangement under the Securities Act of 1933, as amended, and all reports filed by Vasogen prior to the Arrangement under the Exchange Act.

Upon effectiveness of the Arrangement, the common shares of New IPC will be deemed registered under Section 12(b) of the Exchange Act with New IPC as a successor issuer to Vasogen pursuant to Rule 12g-3(a) of the Exchange Act. The New IPC common shares are listed on the Nasdaq and on the Toronto Stock Exchange (“TSX”) and trade on both the Nasdaq and TSX under the ticker symbols “IPCI” and “I”, respectively. This Form 6-K is being submitted by New IPC to the Securities and Exchange Commission as notice that New IPC is the successor issuer to Vasogen under Rule 12g-3 under the Exchange Act, as required by Rule 12g-3(f).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IntelliPharmaCeutics International Inc.

	By:	/s/ Isa Odidi
Name: Isa Odidi
Title: Chairman and Chief Executive Officer
Date: October 22, 2009

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